EXHIBIT 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints James E. Bishop as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities to sign the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, including amendments, if any, and to deliver and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as fully for all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                     Title                                        Date
/s/Louis S. Beck
--------------------------
Louis S. Beck                 Chairman of the Board                        March 21, 2000

/s/Harry G. Yeaggy
--------------------------
Harry G. Yeaggy               Vice Chairman of the Board                   March 9, 2000

/s/Arthur Lubell
--------------------------
Arthur Lubell                 Director                                     March 8, 2000

/s/Richard P. Lerner
--------------------------
Richard P. Lerner             Director                                     March 10, 2000

/s/Vincent W. Hatala, Jr.
--------------------------
Vincent W. Hatala, Jr.        Director                                     March 10, 2000

/s/Lucille Hart-Brown
--------------------------
Lucille Hart-Brown            Director                                     March 27, 2000

/s/C. Scott Bartlett, Jr.
--------------------------
C. Scott Bartlett, Jr.        Director                                     March 20, 2000

/s/Michael M. Nanosky
--------------------------
Michael M. Nanosky            President of Hotel Operations And Director   March 24, 2000

/s/Paul Tipps
--------------------------
Paul Tipps                    Director                                     March 27, 2000




STATE OF OHIO)
                  ) ss.:
COUNTY OF HAMILTON)


On the 21st day of March, 2000, before me personally came Louis S. Beck, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/Charles W. Thornton
                                         -------------------------
                                         Notary Public

STATE OF OHIO)
                  ) ss.:
COUNTY OF HAMILTON)



On the 9th day of March, 2000, before me personally came Harry G. Yeaggy, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/Mary Ellen Steck
                                         --------------------------
                                         Notary Public


STATE OF NEW YORK)
                  ) ss.:
COUNTY OF NEW YORK)


On the 8th day of March, 2000, before me personally came Arthur Lubell, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                          /s/Mary Tedesco
                                          --------------------------
                                          Notary Public



STATE OF NEW YORK)
                  ) ss.:
COUNTY OF NEW YORK)


On the 10th day of March, 2000, before me personally came Richard P. Lerner, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                        /s/Margaret Bruno
                                        -------------------------
                                        Notary Public


STATE OF DELAWARE)
                  ) ss.:
COUNTY OF SUSSEX)


On the 10th day of March, 2000, before me personally came Vincent W. Hatala, Jr., to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                        /s/Karen L. Mumford
                                        -------------------------
                                        Notary Public

STATE OF NEW YORK)
                  ) ss.:
COUNTY OF NEW YORK)



On the 27th day of March, 2000, before me personally came Lucille Hart-Brown, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/Jack P. Kolman
                                         -------------------------
                                         Notary Public



STATE OF NEW YORK)
                  ) ss.:
COUNTY OF NEW YORK)


On the 20th day of March, 2000, before me personally came C. Scott Bartlett, Jr., to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/Gary S. Kendler
                                         -------------------------
                                         Notary Public


STATE OF FLORIDA)
                  ) ss.:
COUNTY OF PALM BEACH)


On the 24th day of March, 2000, before me personally came Michael M. Nanosky, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/Eric L. Glazer
                                         -------------------------
                                         Notary Public


STATE OF OHIO)
                  ) ss.:
COUNTY OF FRANKLIN)



On the 27th day of March, 2000, before me personally came Paul Tipps to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/Dianna Jane Harrison
                                         -------------------------
                                         Notary Public